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Exhibit 10.2
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                             SIXTH AMENDMENT TO
                       REVOLVING CREDIT LOAN AGREEMENT


         THIS SIXTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT dated as of August 5, 1996 (the "Sixth Amendment") by and among INTERFACE FLOORING SYSTEMS, INC., a corporation organized and existing under the laws of the State of Georgia (the "Borrower"), INTERFACE, INC., a corporation organized and existing under the laws of the State of Georgia ("Interface"), and SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), a Georgia banking corporation (the "Bank").


                            W I T N E S S E T H:


         WHEREAS, the Borrower and the Bank are parties to, and Interface executed, for the purpose of acknowledging certain terms thereof, that certain Revolving Credit Loan Agreement dated as of August 5, 1991, as amended by that certain First Amendment to Revolving Credit Loan Agreement dated as of June 30, 1992, by that certain Second Amendment to Revolving Credit Loan Agreement dated as of August 5, 1993, by that certain Third Amendment to Revolving Credit Loan Agreement dated as of June 15, 1994, and by that certain Fourth Amendment to Revolving Credit Loan Agreement dated as of August 5, 1994, with Interface having joined as a party to the Revolving Credit Loan Agreement pursuant to that certain Joinder Agreement and Fifth Amendment to Revolving Credit Loan Agreement dated as of June 30, 1995 (as amended, the "Loan Agreement"; all terms used herein without definition shall have the meanings set forth in the Loan Agreement); and

         WHEREAS, the Borrower and Interface have requested the Loan Agreement be amended to extend the Commitment thereunder for an additional year, to effect a reduction in certain interest rates and commitment fees applicable under the Loan Agreement, and to make certain other conforming changes to the Loan Agreement, and the Bank has agreed to such amendments, subject to the terms and conditions of this Sixth Amendment;

         NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) paid in hand and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.       DEFINED TERMS.   Except as otherwise expressly defined herein,
capitalized terms used in this Sixth Amendment that are defined in the Loan Agreement are used herein with the respective meanings specified for such capitalized terms in the Loan Agreement.


2.       AMENDMENT TO SECTION 1.01 ("DEFINITIONS").

         Section 1.01 of the Loan Agreement is hereby amended as follows:
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         (a)     by deleting the definition of "1995 Credit Agreement" in its entirety and substituting the following in lieu thereof:

                 "1995 Credit Agreement" shall mean that certain Credit Agreement dated as of January 9, 1995, among Interface, Interface Scherpenzeel B.V., Interface Europe Limited, Trust Company Bank (now SunTrust Bank, Atlanta), as Domestic Agent and Collateral Agent, The First National Bank of Chicago, as Multicurrency Agent, and the Lenders listed on the signature pages thereof and each other bank or lending institution that has become a Lender thereunder, as amended and restated by a certain Amended and Restated Credit Agreement dated as of June 30, 1995, and as further amended by a certain First Amendment to Amended and Restated Credit Agreement dated as of July 31, 1995, by a certain Second Amendment to Amended and Restated Credit Agreement dated as of November 21, 1995, by a certain Third Amendment to Amended and Restated Credit Agreement dated as of February 28, 1996, and by a certain Fourth Amendment to Amended and Restated Credit Agreement dated as of July 30, 1996.

         (b) by adding the following definition of "Maturity Date" in appropriate alphabetical order:

                 "Maturity Date" shall mean August 5, 1997, or such later date as the Bank and the Primary Credit Party may hereafter agree in writing to be the "Maturity Date" for purposes of the Loan Agreement.


3.       AMENDMENT TO SECTION 2.01 ("COMMITMENT AND REVOLVING CREDIT  NOTE").

         Section 2.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                 "SECTION 2.01. Commitment and Revolving Credit Note. Subject to and upon the terms and conditions set forth in this Agreement, the Bank establishes until the Maturity Date a revolving credit in favor of the Primary Credit Party, jointly and severally, in aggregate principal amount at any one time outstanding not to exceed $4,250,000 (the "Commitment"). Within the limits of the Commitment, the Primary Credit Party may borrow, repay and reborrow under the terms of this Agreement; provided, however, that the Primary Credit Party may neither borrow nor reborrow should there exist a Default or an Event of Default (which has not been waived in accordance with the terms of this Agreement). All Borrowings under the Commitment shall be evidenced by a single Revolving Credit Note payable to the Bank in the form of Exhibit A attached hereto with appropriate insertions. The Revolving Credit Note shall be dated the date hereof, shall be payable to the order of the Bank in a principal amount equal to the Commitment, shall bear interest as hereinafter provided and shall mature on the Maturity Date or sooner should the principal and accrued




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         interest thereon be declared immediately due and payable as provided for hereinafter (the "Termination Date"). The aggregate principal amount of each Borrowing under the Commitment shall be not less than $100,000.00 and shall be in integral multiples of $50,000.00. The Bank shall not have any obligation to advance funds in excess of the amount of the Commitment."


4.       AMENDMENT TO SECTION 2.02 ("INTEREST ON REVOLVING CREDIT NOTE").
Section 2.02 of the Loan Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting in lieu thereof the following clause
(i):

                 (i) The Cost of Funds Rate quoted by the Bank and accepted by the Borrower in accordance with Section 2.03 hereof plus an additional nine-tenths of one percent (0.90%) per annum; or

The foregoing reduction in the rate of interest applicable under Section 2.02(i) shall take effect on August 5, 1996, with respect to all Cost of Funds Rate Borrowings outstanding on or after August 5, 1996. All Cost of Funds Rate Borrowings outstanding prior to August 5, 1996 shall bear interest until August 5, 1996, as the rate specified in Section 2.02(i) as in effect immediately prior to this Sixth Amendment.


5. AMENDMENT TO SECTION 2.08 ("COMMITMENT FEE"). Section 2.08 of the Loan Agreement is hereby amended by deleting the first sentence of Section 2.08 in its entirety and substituting in lieu thereof the following sentence:

                 The Primary Credit Party shall pay to the Bank a commitment fee (i) from and after August 5, 1991 up to and including August 5, 1996, at the rate of three-eighths of one percent (0.375%) per annum, and (ii) from and after August 5, 1996 up to and including the Termination Date, at the rate of one quarter of one percent (0.250%) per annum (in each case calculated on the basis of a year of 360 days and payable for the actual number of days elapsed) on the average daily balance of the unused portion of the Commitment (the "Commitment Fee").


6. SUBSTITUTION OF EXHIBIT "A". Exhibit A to the Loan Agreement is hereby deleted in its entirety and Exhibit A attached hereto and incorporated herein by this reference is hereby substituted therefor.



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7.      MISCELLANEOUS.

                 (a) This Sixth Amendment shall be effective upon the receipt of the Bank of a duly executed counterpart of this Sixth Amendment in its office in Atlanta, Georgia together with a duly executed revolving credit note in the form of Exhibit A attached hereto. Upon such receipt all references to the Loan Agreement shall mean the Loan Agreement as amended by this Sixth Amendment, all references to the "Revolving Credit Note" or "Note" shall mean the revolving credit note delivered pursuant hereto, and all references to the "Termination Date" shall mean the Termination Date as defined in this Sixth Amendment. Except as expressly provided in this Sixth Amendment, the execution and delivery of this Sixth Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or waiver of the noncompliance with the provisions of, the Loan Agreement and, except as specifically provided in this Sixth Amendment, the Loan Agreement shall remain in force and effect in accordance with its terms.

                 (b) This Sixth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                 (c) This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without regard to the conflict of laws principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                    INTERFACE FLOORING SYSTEMS, INC.



                                    By:      /s/ Daniel T. Hendrix
                                            --------------------------------
                                            Name:  Daniel T. Hendrix
                                            Title: Vice President


                                    Attest:  /s/ Raymond S. Willoch
                                            --------------------------------
                                            Name:  Raymond S. Willoch
                                            Title: Assistant Secretary




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                                     INTERFACE, INC.



                                     By:       /s/ Daniel T. Hendrix
                                              --------------------------------
                                              Name:  Daniel T. Hendrix
                                              Title: Senior Vice President


                                     Attest:   /s/ Raymond S. Willoch
                                              --------------------------------
                                              Name:  Raymond S. Willoch
                                              Title: Assistant Secretary



                                     SUNTRUST BANK, ATLANTA
                                     (FORMERLY TRUST COMPANY BANK)



                                     By:       /s/ Thomas R. Banks
                                              --------------------------------
                                              Name:  Thomas R. Banks
                                              Title: Banking Officer


                                     By:       /s/ John K. Shoffner
                                              --------------------------------
                                              Name:  John K. Shoffner
                                              Title: Group Vice President





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THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE TERMS OF THE
FOREGOING SIXTH AMENDMENT AND HEREBY RATIFY AND CONFIRM THAT THE GUARANTY AGREEMENT REMAINS IN FULL FORCE AND EFFECT AS OF THIS 5TH DAY OF AUGUST, 1996:


INTERFACE EUROPE, INC., FORMERLY
 INTERFACE INTERNATIONAL, INC.


By:       /s/ Daniel T. Hendrix
         ----------------------------
         Title: Vice President


ROCKLAND REACT-RITE, INC.


By:       /s/ Daniel T. Hendrix
         ----------------------------
         Title: Vice President


INTERFACE RESEARCH CORPORATION


By:       /s/ Daniel T. Hendrix
         ----------------------------
         Title: Vice President


PANDEL, INC.


By:       /s/ Daniel T. Hendrix
         ----------------------------
         Title: Vice President




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